Exhibit 99.1

Newpark Resources Presentation June 2012
Forward-Looking Statements 2 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act that are based on management's current expectations, estimates and projections. All statements that address expectations or projections about the future, including Newpark's strategy for growth, product development, market position, expected expenditures and financial results are forward-looking statements. Some of the forward-looking statements may be identified by words like "expects," "anticipates," "plans," "intends," "projects," "indicates," and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. Many factors, including those discussed more fully elsewhere in this presentation and in documents filed with the Securities and Exchange Commission by Newpark, particularly its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, as well as others, could cause results to differ materially from those stated. These risk factors include, but are not limited to, the availability of raw materials, including barite ore, the availability of skilled personnel, the impact of restrictions on offshore drilling activity in the Gulf of Mexico, our customer concentration, the cyclical nature of our industry, our market competition, the cost and continued availability of borrowed funds, our international operations, political and social unrest in North Africa and the Middle East, legal and regulatory matters, including environmental regulations, inherent limitations in insurance coverage, potential impairments of long-lived intangible assets, technological developments in our industry, the impact of severe weather, particularly in the U.S. Gulf Coast and our ability to realize the anticipated benefits from capital investments and business acquisitions. Newpark's filings with the Securities and Exchange Commission can be obtained at no charge at www.sec.gov, as well as through our website at www.newpark.com.
Company Overview 3 Specialized provider of: Fluids Systems and Engineering Mats and Integrated Services Environmental Services Customers: Oil and Gas Industry Key geographic markets: North America EMEA Latin America Asia Pacific
Drilling Fluids - Market Share 4 Demonstrated our ability to grow worldwide market share over the past decade Growth has been driven by independents, major international oil companies and national oil companies For 2011, projected to be the third largest drilling fluids provider in North America (based on Spears estimates and Company data)
Technology 5 Focused on providing customized solutions for E&P operators to improve their drilling economics Offshore - Deepwater and Shelf Deepdrill(r) water-based system used extensively in Brazil's deepwater market In early 2011, completed our deepest offshore well for a major IOC in over 7000 feet of water Land - Conventional and Unconventional Formations In 2010, introduced the Evolution(r) high-performance water-based system Proprietary and Patented Technology High Performance Water-Based Systems High Performance Synthetic-Based Systems Traditional and Hybrid Oil-Based Systems Currently constructing our new worldwide technology center; scheduled to open mid-2013
6 Award-winning Evolution system continues to demonstrate superior performance vs. oil based mud Higher lubricity Improves rate of penetration Increases length of lateral sections Minimizes days on well Environmentally friendly Reduces disposal cost for cuttings Reduces associated environmental spread cost Reduced circulating temperatures Increases drilling tool life Safer work environment Over 800 wells drilled to date using the Evolution system Evolution(r)
Evolution 7 After 2010 introduction in the Haynesville shale, we have since expanded into most North American basins.
Customer Support 8 Focused on backing our leading technology with superior customer support Over 600 fluids technicians customize and deliver our technology worldwide Advanced training programs for fluid technicians continue to enhance product and service knowledge Newpark recognized by EnergyPoint Research, an independent customer service survey company.
Customer Revenue Mix Growth with IOC's and NOC's Results of strategic shift started in 2006 Focus on IOC's and NOC's Why? Less competition versus independents Longer investment horizons (stability) Longer-term contracts 9
International Revenue Growth/Mix Focused on driving balance between North American and International revenues International expansion provides greater stability Longer investment horizons Lower concentrations in individual markets, reducing exposure to individual market dynamics 10
Fluids Systems and Engineering - North America 11 Serves most all North American basins, with majority of revenue coming from oil or liquids-related drilling Approximately 15% share of total U.S. markets served in first quarter 2012, including 18% share in shale markets1 Taking actions to manage operating costs as activity migrates from dry gas towards liquid-rich plays (1) Source: Company estimates Market Share % by Basin (First Quarter 2012) 1 Market Share % (rigs)
Fluids Systems and Engineering - EMEA 12 Core Markets Italy, Algeria, Tunisia, Romania Near-Term Growth Markets Hungary, Kurdistan (Iraq), Spain, Poland, Turkey Region revenue growth continues despite loss of Libya revenue Near-term Growth Markets
13 2nd largest drilling fluids capacity in Brazil Taking steps to improve profitability and stability Expand work with IOCs Focus on proprietary products such as DeepDrill Looking to expand beyond Brazil Fluids Systems and Engineering - Latin America
14 Acquisition of Rheochem drilling fluids business in April 2011 Australia New Zealand India Offshore contract to begin second quarter 2012 Fluids Systems and Engineering - Asia Pacific
Mats and Integrated Services 15 New environmental applications drove growth in recent years Use of composite mats to minimize adverse impacts of land drilling Revenues include sale of DuraBase(tm) composite mats and rentals Mat sales nearly doubled from 2010 to 2011, primarily into international markets Rental revenues balanced among our three U.S. regions: Northeast, Gulf Coast and Rockies Continuing to focus on product enhancements aimed at improving environmental protection
Environmental Services 16 Processes and disposes of E&P waste Non-hazardous oilfield waste Leading market position in U.S. Gulf Coast Uses low pressure injection technology Waste disposed into unique geological structures underground Impacted by Gulf of Mexico Permitting Delays Gulf recovery dependent on pace of permitting
First Quarter 2012 Revenues of $262 million in Q1 2012, down 1% from Q4 2011 and up 29% from a year ago EPS of 16¢ in Q1 compared to 22¢ in Q4 and 16¢ a year ago U.S. results negatively impacted by increased costs and shortage of barite, along with cost inefficiencies associated with rapid transition from dry gas to liquid-rich regions 17
Capital Structure 18 Solid balance sheet Debt/Capitalization ratio of 30.8% Cash balance of $30 million at March 31, 2012 Increase in debt driven by delays in customer invoicing following recent ERP system conversion in U.S. fluids business $50 million share re-purchase program initiated in the first quarter of 2012 $15 million repurchased to date, reducing outstanding shares by 1.9 million
Outlook 19 Oil & gas liquids driving U.S. drilling activity We are participating in the move toward liquids Evolution(tm) Technology Continue deploying across North America Continue international growth - build on recent success in Brazil and Rheochem acquisition Work to maximize rental utilization of mats across all U.S. regions Return of drilling in the Gulf of Mexico should benefit our fluids and environmental services businesses *Source: Baker Hughes
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25 Paul Howes President & CEO Gregg Piontek VP & CFO Mark Airola SVP, GC & Admin Officer Lee Ann Kendrick VP, Human Resources Bruce Smith President Fluids Systems and Engineering Jeff Juergens President Mats & Integrated Services & Environmental Services Experienced Leadership
Management Biographies 26 Paul L. Howes, President & CEO: Paul joined Newpark's Board of Directors and was appointed its Chief Executive Officer in March 2006. In June 2006, Mr. Howes also was appointed as Newpark's President. Mr. Howes' career has included experience in the defense industry, chemicals and plastics manufacturing, and the packaging industry. From 2002 until October 2005, he served as President and Chief Executive Officer of Astaris LLC, a primary chemicals company headquartered in St. Louis, Missouri, with operations in North America, Europe and South America. Prior to this, from 1997 until 2002, he served as Vice President and General Manager, Packaging Division, for Flint Ink Corporation, a global ink company headquartered in Ann Arbor, Michigan with operations in North America, Europe, Asia Pacific and Latin America. Gregg S. Piontek, VP & CFO: Joined Newpark in April 2007 and served as Vice President, Controller and Chief Accounting Officer from April 2007 to October 2011. Prior to joining Newpark, Mr. Piontek was Vice President and Chief Accounting Officer of Stewart & Stevenson LLC from 2006 to 2007, where he served as the lead executive financial officer for the asset acquisition from Stewart & Stevenson Services, Inc. and $150 million public debt offering. From 2001 to 2006, Mr. Piontek held the positions of Assistant Corporate Controller and Division Controller for Stewart & Stevenson Services, Inc. Prior to that, Mr. Piontek served in various financials roles at General Electric and CNH Global N.V., after beginning his career as an auditor for Deloitte & Touche LLP. Mr. Piontek is a Certified Public Accountant and holds a bachelor degree in Accountancy from Arizona State University and a Master of Business Administration degree from Marquette University. Mark J. Airola, Sr. VP, GC & Admin Officer: Mark joined Newpark in October 2006 as its Vice President, General Counsel and Chief Administrative Officer. Mr. Airola was named Senior Vice President in February of 2011. Mr. Airola has practiced law for 22 years, primarily with large, publicly traded companies. Most recently, Mr. Airola was Assistant General Counsel and Chief Compliance Officer for BJ Services Company, a leading provider of pressure pumping and other oilfield services to the petroleum industry, serving as an executive officer since 2003. From 1988 to 1995, he held the position of Senior Litigation Counsel at Cooper Industries, Inc., a global manufacturer of electrical products and tools, with initial responsibility for managing environmental regulatory matters and litigation and subsequently managing the company's commercial litigation.
Management Biographies 27 Lee Ann Kendrick, Vice President, Human Resources: Lee Ann joined Newpark in January 2012 as Vice President of Human Resources. Prior to joining Newpark, Ms. Kendrick was responsible for human resources for The Americas with Lloyd's Register, a risk management and safety assurance organization in energy, utilities, general engineering and manufacturing industries. Prior to that, Ms. Kendrick spent seven years at CGGVeritas, a leading oil and gas services company that provides seismic solutions to exploration and production companies. At CGGVeritas, Ms. Kendrick held numerous roles including Director of HR Services, Latin America HR Manager and Corporate Benefits Manager. From 1992 to 2001, Ms. Kendrick worked in the financial services industry where she started her career with MetLife Financial Services, a leading provider of financial services and insurance to individual and institutional clients. Bruce C. Smith, Executive VP and President Fluids Systems and Engineering: Bruce joined Newpark in April 1998 as Vice President, International. Since October 2000, he has served as President of its subsidiary Newpark Drilling Fluids, L.P. Prior to joining Newpark, Mr. Smith was the Managing Director of the U.K. operations of M-I Swaco, a competitor of Newpark Drilling Fluids, where he was responsible for two business units, including their drilling fluids unit. Jeffery L. Juergens, President Mats and Integrated Services & Environmental Services: Jeff joined Newpark in October 2010 as President of Newpark Mats and Integrated Services and Newpark Environmental Services. Prior to joining Newpark, Mr. Juergens was the Chief Executive Officer of B&B Oilfield Services, an oilfield equipment manufacturing company which was acquired by Halliburton. Mr. Juergens has also held the position of Vice President, International Operations/Regional Manager with SPS International, a global company specializing in wellbore cleanup equipment and services, subsequently acquired by M-I Swaco.